CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases



NASDAQ:CRBP www.corbuspharma.com

Forward-Looking Statements

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Anabasum: Ongoing Phase 2 Study for Treatment of Dermatomyositis (DM)

- Anabasum is in a Phase 2 study in people with skin-predominant, refractory DM
- Primary outcome is change in baseline in CDASI (a standard measure of disease activity)
- Data expected in Q4 2017
- Open-label extension currently underway



CORBUS PHARMACEUTICALS

Anabasum Pipeline: Multiple Opportunities in Rare Autoimmune / Inflammatory / Fibrotic Diseases

	Indication	Patient Population	Phase of Development	Orphan Designation	Fast Track Status	Open-Label Extension	Nondilutive Funding	Next Catalyst
Autoimmune	Systemic Sclerosis (SSc)	90,000 (US+EU)	Launch Phase 3	✓	✓	✓		Plan to commence Phase 3 study Q4 2017
	Dermatomyositis (DM)	50,000 (US+EU)	Phase 2			✓	✓ NIH Funded[1]	Phase 2 data expected Q4 2017
	Systemic Lupus Erythematosus (SLE)	500,000 (US+EU)	Phase 2				✓ NIH Funded[1]	Plan to commence Phase 2 study Q4 2017
Genetic / Inflammatory	Cystic Fibrosis (CF)	75,000 (worldwide)	Launch Phase 2b	✓	✓		✓ CF Foundation[2]	Plan to commence Phase 2b study by EoY 2017

1: NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data;
2: Awarded 2015; project completed

CORBUS PHARMACEUTICALS

What is Dermatomyositis?

Rare autoimmune disorder characterized in part by abnormal innate immune responses and inflammatory changes in the skin and muscles


50,000

Patients in the U.S. + EU

20% in the U.S. with DM have skin-predominant disease[3]

Age: 40-65[1]

5:2 Female to Male[1]

5 Year mortality rate as high as 25%[4]

May Also Affect:[2]

- Joints
- Heart
- Lungs
- Esophagus

Significant morbidity, negative impact on quality of life, increased cancer risk

1: Ohta, et al. Modern Rheumatology 2013; 2: Robinson, Bashir, et al. Br J Dermatol. 2015; 3: Marvi, Chung, Florentino 2012; 4: X Yang, 2017

CORBUS PHARMACEUTICALS

Current Lack of Effective Therapies

No FDA approved medication for improvement in signs and symptoms of skin-predominant DM

Current treatments associated with significant adverse events

Safer, more effective therapies are needed for patients with skin-predominant DM

Treatments include: antimalarials, immunosuppressive medications*, intravenous immunoglobulin

*e.g. Acthar Gel, methotrexate, mycophenolate

CORBUS PHARMACEUTICALS

Anabasum Promotes Resolution of Inflammation and Fibrotic Responses

Resolution of Chronic Inflammation and Fibrosis


Inflammation / Fibrosis
CB2
Activation
Homeostasis
Time

Anabasum: Triggers Resolution of Innate Immune Responses

Decreases

- ✓ Pro-inflammatory lipids
- ✓ Vasodilation / edema
- ✓ Chemokines
- ✓ Tissue infiltration with neutrophils and other inflammatory cells
- ✓ Pro-inflammatory cytokines
- ✓ Pro-fibrotic growth factors
- ✓ Myofibroblast accumulation
- ✓ Extracellular matrix production

Increases

- ✓ Pro-resolving lipid mediators
- ✓ Pro-resolving macrophages
- ✓ Clearance of bacteria
- ✓ Clearance of cellular debris
- ✓ Resolution of tissue infiltration with inflammatory cells

MoA Broadly Applicable to Multiple Inflammatory / Fibrotic Diseases

CORBUS PHARMACEUTICALS

Anabasum Reduces TNF-α and IFN-α Production by PBMC from Subjects with DM



TNFα
TNFα (pg/ml)
7500
5000
2500
0
p=0.0086
p<0.0001
0
3
10
15
Number of patients contributing PBMC→
n=17
n=16
n=16
n=15
Anabasum (μM)

The LPS-stimulated PBMCs of DM patients



IFNα
IFN-α (pg/ml)
800
600
400
200
15
10
5
0
p=0.0003
p=0.0002
p=0.0003
0
3
10
15
n=8
n=7
n=8
n=7
Anabasum (μM)

The median quantity of IFN-α secreted from CPG-stimulated PBMCs of DM patients

Robinson et al, J Invest Dermatol 135:S10 (abstr #56), 2015.

CORBUS PHARMACEUTICALS

Cutaneous Dermatomyositis Disease Area and Severity Index (CDASI)

CDASI was developed to measure multiple inflammatory elements in the skin[1]

Measurement Location


SCALP
PERIORBITAL
MALAR AREA
REST OF THE FACE
POSTERIOR NECK
V-AREA NECK (FRONTAL)
UPPER BACK & SHOULDERS
ARM
ABDOMEN
REST OF BACK
& BUTTOCKS
DORSUM OF HANDS
(NOT OVER JOINTS)
LATERAL UPPER THIGH
MECHANIC'S
HAND
GOTTRON'S
(NOT ON HANDS)
REST OF
LEGS & FEET

Disease Severity


0
48
CDASI SCALE

- Disease manifestations are assessed as present or absent, and severity is measured in multiple areas to calculate a total score
- 4-5 point change (decrease) in total score is considered clinical improvement

- Inclusion criteria for the Phase 2 anabasum trial selected patients with a CDASI score of 14 or greater
- Enrolled patients with **refractory, moderate to severe skin-predominant dermatomyositis**

1: Anyanwu et al. 2015

CORBUS PHARMACEUTICALS

Ongoing Dermatomyositis Phase 2 Clinical Study

Topline Results Expected Q4 2017

NIH National Institutes of Health

Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 20 mg QD *or* placebo

Weeks 5-12: 20 mg BID *or* placebo

1 Site - University of Pennsylvania Perlman School of Medicine



22 Adults

with refractory skin-predominant DM

Primary Endpoints:

- Safety/tolerability
- Change in skin activity using CDASI

Secondary Endpoints:

- Quality of life and disease activity outcomes
- Biomarkers of inflammation and disease activity in blood and skin
- Metabolipidomic profile

Summary


50,000

50,000 DM Patients in US and EU



Clear Unmet Medical Need


DATA
Q4 17

Data from Phase 2 Study Expected Q4 2017

CORBUS PHARMACEUTICALS

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive
Norwood, MA 02062


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